Subsequent Events	12 Months Ended
Mar. 31, 2024
Disclosure of non-adjusting events after reporting period [Abstract]
Subsequent Events [Text Block]

30. Subsequent Events

Subsequent to March 31, 2024, the Company issued 10,965,793 common shares (the "August 2023 ATM Shares") pursuant to the August 2023 ATM Equity Program for gross proceeds of C$44.1 million ($32.2 million). The August 2023 ATM shares were sold at prevailing market prices, for an average price per August 2023 ATM Share of C$4.02. Pursuant to the August 2023 Equity Distribution Agreement, a cash commission of $967 on the aggregate gross proceeds raised was paid to the agent in connection with its services under the August 2023 Equity Distribution Agreement.

Subsequent to March 31, 2024, the Company issued 36,000 common shares under the RSU plan upon the exercise of restricted share units.